Exhibit 10.33

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of December 10, 2014 (the “First Amendment Date”) and is entered into by and among CELLADON CORPORATION, a Delaware corporation, and each of its subsidiaries (hereinafter collectively referred to as the “Borrower”), HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership (HT III”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“HTGC”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower, Agent and Lender have entered into that certain Loan and Security Agreement dated as of July 31, 2014 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

B. Borrower, Agent and Lender desire to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. AMENDMENTS.

1.1 The definition of “Funding Milestone” in the Loan Agreement is hereby amended and restated in its entirety as follows:

“Funding Milestone” means the delivery of a written notice from the Borrower to Agent that states that the Phase2b data supports the continued development of MYDICAR for reducing hospitalization for heart failure in Nab-negative NYHA class III or class IV heart failure patients who are not in immediate need of a left ventricular assist device or heart transplant, with the next clinical step for such indication (other than the two previously planned studies as disclosed to Agent) being a phase III study or for registration for approval, all as reasonably determined by Borrower’s senior management and board of directors not later than June 30, 2015. For the avoidance of doubt, any determination by the Borrower’s senior management and board of directors that the Phase2b data supports the development of MYDICAR for other indications or supports the conduct of one or more different studies at any phase level will not prevent the occurrence of a Funding Milestone that would otherwise be deemed to have occurred upon satisfying the conditions in the previous sentence.

1.2 Section 2.1(a)(ii). Section 2.1(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(ii) Subject to the terms and conditions of this Agreement, beginning on the date that the Funding Milestone has been achieved and continuing through June 30, 2015, Lender will severally (and not jointly) make in an amount not to exceed its respective Term Commitment, the Second Tranche Advance.

2. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender and Agent that:

2.1 Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent or Lender.

2.2 Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

2.3 The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Agent and Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

2.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower.

2.5 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

2.6 As of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Lender and Agent have acted in good faith and have conducted in a commercially reasonable manner their relationships with Borrower in connection with this Amendment.

Borrower understands and acknowledges that Lender and Agent are entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent or Lender may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. RESERVED

5. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following condition precedent:

5.1 Amendment. Borrower, Agent and Lender shall have duly executed and delivered this Amendment to each other.

5.2 Payment of Lender Expenses. Borrower shall have paid all Lender expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment. This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

7. INCORPORATION BY REFERENCE. The provisions of Section 11 of the Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

8. SECOND TRANCHE ADVANCE REFINANCED. For the avoidance of doubt, the $15,000,000 commitment for the Second Tranche Advance set forth in Section 2.1(a)(ii) of the Loan Agreement in effect prior to this Amendment has been terminated in full and is now replaced by the Second Tranche Advance commitment set forth in this Amendment.

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

CELLADON CORPORATION

Signature:	/s/ Paul B. Cleveland

Print Name:	Paul B. Cleveland

Title:	President and CFO

Accepted in Palo Alto, California:

AGENT AND LENDER:		LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.		HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership

Signature:	/s/ Ben Bang	By:	Hercules Technology SBIC
Name:	Ben Bang		Management, LLC, its General
Title:	Associate General Counsel		Partner

		By:	Hercules Technology Growth Capital, Inc., its Manager

			By:	/s/ Ben Bang
			Name:	Ben Bang
			Title:	Associate General Counsel

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